EXHIBIT 99

For Release: August 8, 2008

Contact: Roger R. Hopkins, Chief Accounting Officer

Phone: (615) 890-9100

NHI reports second quarter income

MURFREESBORO, Tenn. - National Health Investors, Inc., (NYSE:NHI) announced net income for the three months ended June 30, 2008 of $14,793,000 or 53 cents per common share, basic and diluted, compared to net income of $14,981,000 or 54 cents per common share, basic and diluted for the same period in 2007.  Net income previously reported for the three months ended June 30, 2007 included $711,000 or 3 cents per common share, basic and diluted, attributable to realty sales.

Funds from operations ("FFO") for the three months ended June 30, 2008 was $16,716,000, or 60 cents per common share, basic and diluted, compared to $17,556,000 or 63 cents per common share, basic and diluted, for the same period in 2007.

Net income for the six months ended June 30, 2008 was $28,192,000 or $1.02 basic and $1.01 diluted earnings per common share, compared to $30,462,000 or $1.10 per common share, basic and diluted, for the same period in 2007.  Net income previously reported for the six months ended June 30, 2007 included $2,879,000 or 10 cents per common share, basic and diluted, attributable to recoveries of previous loan writedowns, gains from loan payoffs and gains from realty sales.

FFO for the six months ended June 30, 2008 was $32,041,000 or $1.15 per common share, basic and diluted, compared to $35,691,000 or $1.29 basic and $1.28 diluted earnings per common share for the same period in 2007.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI’s Second Quarter 2008 Results

Condensed Statements of Income
(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2008	2007	2008	2007
Revenues:
Mortgage interest income	$ 2,417	$ 3,322	$ 4,814	$ 6,493
Rental income	13,835	12,901	26,797	25,217
	$ 16,252	$ 16,223	$ 31,611	$ 31,710
Expenses:
Interest expense	$ 80	$ 2,002	$ 185	$ 4,010
Depreciation	2,022	2,465	4,047	4,748
Amortization of loan costs	4	34	8	68
Legal expense	597	188	731	392
Franchise, excise and other taxes	194	191	417	262
General and administrative	343	1,589	1,790	3,210
Loan and realty losses (recoveries)	-	-	-	(1,700)
	$ 3,240	$ 6,469	$ 7,178	$ 10,990

Income Before Non-Operating Income	$ 13,012	$ 9,754	$ 24,433	$ 20,720
Non-operating income (investment Interest and other)	1,785	3,390	3,763	7,084
Income From Continuing Operations	$ 14,797	$ 13,144	$ 28,196	$ 27,804

Discontinued Operations
Income from operations – discontinued	(4)	1,168	(4)	1,989
Net gain on dispositions and deconsolidation	-	669	-	669
	$ (4)	$ 1,837	$ (4)	$ 2,658

Net income	$ 14,793	$ 14,981	$ 28,192	$ 30,462

Weighted average common shares outstanding:
Basic	27,753,051	27,703,539	27,741,868	27,703,389
Diluted	27,777,291	27,799,749	27,781,858	27,788,307

Earnings per share:
Basic:
Income from continuing operations	$ 0.53	$ 0.47	$ 1.02	$ 1.00
Discontinued operations	-	0.07	-	0.10
Net income available to common stockholders	$ 0.53	$ 0.54	$ 1.02	$ 1.10

Diluted:
Income from continuing operations	$ 0.53	$ 0.47	$ 1.01	$ 1.00
Discontinued operations	-	0.07	-	0.10
Net income available to common stockholders	$ 0.53	$ 0.54	$ 1.01	$ 1.10

Funds from operations
Basic	$ 16,716	$ 17,556	$ 32,041	$ 35,691
Diluted	$ 16,716	$ 17,556	$ 32,041	$ 35,691

Funds from operations per common share
Basic	$ 0.60	$ 0.63	$ 1.15	$ 1.29
Diluted	$ 0.60	$ 0.63	$ 1.15	$ 1.28

Dividends declared per common share	$ 0.55	$ 0.50	$ 1.10	$ 1.00

In accordance with Statement of Financial Accounting Standard No. 144, the results of operations for facilities meeting the accounting criteria as being sold, including the gain or loss on such sales, have been reported in the current and prior periods as discontinued operations.  The reclassifications to retroactively reflect the disposition of these facilities had no impact on previously reported net income.

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Page 3 NHI’s Second Quarter 2008 Results

Selected Balance Sheet Data
(in thousands)
	June 30	December 31
	2008	2007
Real estate properties, net	$ 183,411	$ 187,455
Mortgages receivable, net	111,727	141,655
Preferred stock investment	38,132	38,132
Cash and marketable securities	136,542	131,172
Notes and bonds payable	7,857	9,512
Stockholders' equity	441,960	446,138

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations available to common stockholders:
(in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2008	2007	2008	2007
Net income	14,793	14,981	28,192	30,462
Elimination of non-cash items in net income:	-	-	-	-
Real estate depreciation	1,923	2,058	3,849	3,627
Real estate depreciation in discontinued operations	-	1,228	-	2,313
Gain on sale of real estate-continuing operations	-	(42)	-	(42)
Gain on sale of real estate-discontinued operations	-	(669)	-	(669)
Basic funds from operations	16,716	17,556	32,041	35,691

Other Adjustments	-	-	-	-

Diluted funds from operations	$ 16,716	$ 17,556	$ 32,041	$ 35,691

Basic funds from operations per share	$ 0.60	$ 0.63	$ 1.15	$ 1.29
Diluted funds from operations per share	$ 0.60	$ 0.63	$ 1.15	$ 1.28

Shares for basic funds from operations per share	27,753,051	27,703,539	27,741,868	27,703,389
Shares for diluted funds from operations per share	27,777,291	27,799,749	27,781,858	27,788,307

1)Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  The term FFO was designed by the real estate investment trust industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) Our computations above are intended to comply with the SEC’s interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO.  The SEC’s position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI’s Second Quarter 2008 Results

National Health Investors, Inc. Portfolio Summary June 30, 2008

Portfolio Statistics		Investment
	Properties	Percentage	Investments
Real Estate Properties	72	62.1%	$ 183,411,000
Mortgages and Notes Receivables	52	37.9%	111,727,000
Total Real Estate Portfolio	124	100.0%	$ 295,138,000

Real Estate Properties	Properties	Beds	Investments
Long term Care Centers	49	6,835	$ 102,984,000
Assisted Living Facilities	14	1,133	56,934,000
Medical Office Buildings	4	124,427 sq.ft.	9,344,000
Independent Living Facilities	4	458	7,710,000
Hospitals	1	55	6,439,000
Total Real Estate Properties	72		$ 183,411,000

Mortgages and Notes Receivables	Properties	Beds	Investments
Long term Care Centers	34	3,581	$ 107,196,000
Developmentally Disabled	17	108	3,852,000
Assisted Living Facilities	1	78	679,000
Total Mortgages and Notes Receivable	52		$ 111,727,000
Total Real Estate Portfolio	124		$ 295,138,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Long term Care Centers	83	71.2%	$ 210,180,000
Assisted Living Facilities	15	19.5%	57,613,000
Medical Office Buildings	4	3.2%	9,344,000
Independent Living Facilities	4	2.6%	7,710,000
Hospitals	1	2.2%	6,439,000
Developmentally Disabled	17	1.3%	3,852,000
Total Real Estate Portfolio	124	100.0%	$ 295,138,000

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Page 5 NHI’s Second Quarter 2008 Results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Regional	46	54.6%	$ 161,174,000
Public	66	32.4%	95,540,000
Small Operator	12	13.0%	38,424,000
	124	100.0%	$ 295,138,000

Public Operators			Percentage
		Dollar	Of Total
		Amount	Portfolio
National HealthCare Corp.		$ 59,124,000	20.0%
Sunrise Senior Living Services		12,441,000	4.2%
Community Health Systems, Inc.		12,040,000	4.1%
Sun Healthcare		8,083,000	2.7%
Res-Care, Inc.		3,852,000	1.3%
Total Public Operators		$ 95,540,000	32.4%

National Health Investors, Inc. Summary of Facilities by State June 30, 2008
									Percent
		Acute		Dev.	Asst.	Retire-		Investment	Total
	LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
Florida	11		1	14	4		30	$ 74,151,000	25.1%
Texas	8		2				10	48,081,000	16.3%
Tennessee	20			3	3	2	28	26,800,000	9.1%
Missouri	8					1	9	20,877,000	7.1%
Virginia	8						8	19,431,000	6.6%
Arizona	1				4		5	17,152,000	5.8%
Kansas	6						6	15,706,000	5.3%
Massachusetts	4						4	15,222,000	5.2%
New Jersey					1		1	12,441,000	4.2%
Georgia	6						6	9,595,000	3.3%
New Hampshire	3				1		4	9,242,000	3.1%
Kentucky	2	1					3	7,338,000	2.5%
South Carolina	3				1		4	6,763,000	2.3%
Idaho	1					1	2	4,917,000	1.7%
Pennsylvania					1		1	4,119,000	1.4%
Alabama	2						2	1,911,000	0.6%
Illinois			1				1	1,392,000	0.5%
	83	1	4	17	15	4	124	$ 295,138,000	100.0%